Issuer Free Writing Prospectus dated December 6, 2024
Filed Pursuant to Rule 433
Registration Nos. 333-255424 and 333-271262


LOOKING FOR AN
INVESTMENT WITH
CAPITAL GAINS TAX BENEFITS?
BELPOINTEOZ.COM
Deferred capital gains taxes are recognized on the earlier of the date on which (i) an investor files their December 31, 2026 year-end tax return, generally due April 15, 2027, or (ii) an inclusion event occurs, such as the date on which an investor sells its qualified opportunity fund investment. The information in this communication is for illustrative, educational and informational purposes only and is subject to change. Nothing in this communication is or should be construed as an offer to sell or the solicitation of an offer to buy any securities. Offers may only be made by means of a prospectus. Belpointe PREP, LLC ("Belpointe OZ") has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Prior to making an investment decision, you should read Belpointe OZ's prospectus (including the section entitled, "Material U.S. Federal Income Tax Considerations") and the other documents that it has filed with the SEC in their entirety, and carefully consider its investment objectives and strategy, risk factors, fees and expenses and any tax consequences that may results from an investment in the offering. Copies of these documents can be obtained free of charge from www.sec.gov or investors.belpointeoz.com or from any broker-dealer participating in the offering. The information in this communication should not be relied upon as investment or tax advice. You should consult with your own investment and tax advisers concerning the federal, state and local income tax consequences of purchasing, owning or disposing of securities in the offering, and of Belpointe OZ's election to qualify as a partnership and qualified opportunity fund for federal income tax purposes. There is no guarantee that Belpointe OZ will continue to qualify as a partnership or qualified opportunity fund. Past performance is not an indicator or a guarantee of future performance. An investment in the offering to which this communication relates involves a high degree of risk, including a complete loss of your investment, and may not be suitable for all investors. The price of Belpointe OZ's securities will fluctuate in market value and may trade above or below net asset value. Brokerage commissions and expenses will reduce returns. The offering to which this communication relates is being made on a best-efforts basis on behalf of Belpointe OZ through Emerson Equity, LLC, Member FINRA, SIPC, as managing broker-dealer.
©2024 Belpointe PREP, LLC. All rights reserved.

Narrator: "Looking for an investment with capital gains tax benefits and growth potential?"


BelpointeOZ
FIRST PUBLICLY TRADED OPPORTUNITY ZONE FUND
BELPOINTEOZ.COM
Deferred capital gains taxes are recognized on the earlier of the date on which (i) an investor files their December 31, 2026 year-end tax return, generally due April 15, 2027, or (ii) an inclusion event occurs, such as the date on which an investor sells its qualified opportunity fund investment. The information in this communication is for illustrative, educational and informational purposes only and is subject to change. Nothing in this communication is or should be construed as an offer to sell or the solicitation of an offer to buy any securities. Offers may only be made by means of a prospectus. Belpointe PREP, LLC ("Belpointe OZ") has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Prior to making an investment decision, you should read Belpointe OZ's prospectus (including the section entitled, "Material U.S. Federal Income Tax Considerations") and the other documents that it has filed with the SEC in their entirety, and carefully consider its investment objectives and strategy, risk factors, fees and expenses and any tax consequences that may results from an investment in the offering. Copies of these documents can be obtained free of charge from www.sec.gov or investors.belpointeoz.com or from any broker-dealer participating in the offering. The information in this communication should not be relied upon as investment or tax advice. You should consult with your own investment and tax advisers concerning the federal, state and local income tax consequences of purchasing, owning or disposing of securities in the offering, and of Belpointe OZ's election to qualify as a partnership and qualified opportunity fund for federal income tax purposes. There is no guarantee that Belpointe OZ will continue to qualify as a partnership or qualified opportunity fund. Past performance is not an indicator or a guarantee of future performance. An investment in the offering to which this communication relates involves a high degree of risk, including a complete loss of your investment, and may not be suitable for all investors. The price of Belpointe OZ's securities will fluctuate in market value and may trade above or below net asset value. Brokerage commissions and expenses will reduce returns. The offering to which this communication relates is being made on a best-efforts basis on behalf of Belpointe OZ through Emerson Equity, LLC, Member FINRA, SIPC, as managing broker-dealer.
©2024 Belpointe PREP, LLC. All rights reserved.

Narrator: "Introducing Belopointe OZ. The first publicly traded opportunity zone fund."



INVEST YOUR CAPITAL GAINS
DEFER TAXES UNTIL APRIL 2027
ENJOY TAX-FREE GROWTH
BELPOINTEOZ.COM
Deferred capital gains taxes are recognized on the earlier of the date on which (i) an investor files their December 31, 2026 year-end tax return, generally due April 15, 2027, or (ii) an inclusion event occurs, such as the date on which an investor sells its qualified opportunity fund investment. The information in this communication is for illustrative, educational and informational purposes only and is subject to change. Nothing in this communication is or should be construed as an offer to sell or the solicitation of an offer to buy any securities. Offers may only be made by means of a prospectus. Belpointe PREP, LLC ("Belpointe OZ") has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Prior to making an investment decision, you should read Belpointe OZ's prospectus (including the section entitled, "Material U.S. Federal Income Tax Considerations") and the other documents that it has filed with the SEC in their entirety, and carefully consider its investment objectives and strategy, risk factors, fees and expenses and any tax consequences that may results from an investment in the offering. Copies of these documents can be obtained free of charge from www.sec.gov or investors.belpointeoz.com or from any broker-dealer participating in the offering. The information in this communication should not be relied upon as investment or tax advice. You should consult with your own investment and tax advisers concerning the federal, state and local income tax consequences of purchasing, owning or disposing of securities in the offering, and of Belpointe OZ's election to qualify as a partnership and qualified opportunity fund for federal income tax purposes. There is no guarantee that Belpointe OZ will continue to qualify as a partnership or qualified opportunity fund. Past performance is not an indicator or a guarantee of future performance. An investment in the offering to which this communication relates involves a high degree of risk, including a complete loss of your investment, and may not be suitable for all investors. The price of Belpointe OZ's securities will fluctuate in market value and may trade above or below net asset value. Brokerage commissions and expenses will reduce returns. The offering to which this communication relates is being made on a best-efforts basis on behalf of Belpointe OZ through Emerson Equity, LLC, Member FINRA, SIPC, as managing broker-dealer.
©2024 Belpointe PREP, LLC. All rights reserved.

Narrator: "Invest your capital gains and defer taxes until April 2027."


INVEST YOUR CAPITAL GAINS
DEFER TAXES UNTIL APRIL 2027
ENJOY TAX-FREE GROWTH
BELPOINTEOZ.COM
Deferred capital gains taxes are recognized on the earlier of the date on which (i) an investor files their December 31, 2026 year-end tax return, generally due April 15, 2027, or (ii) an inclusion event occurs, such as the date on which an investor sells its qualified opportunity fund investment. The information in this communication is for illustrative, educational and informational purposes only and is subject to change. Nothing in this communication is or should be construed as an offer to sell or the solicitation of an offer to buy any securities. Offers may only be made by means of a prospectus. Belpointe PREP, LLC ("Belpointe OZ") has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Prior to making an investment decision, you should read Belpointe OZ's prospectus (including the section entitled, "Material U.S. Federal Income Tax Considerations") and the other documents that it has filed with the SEC in their entirety, and carefully consider its investment objectives and strategy, risk factors, fees and expenses and any tax consequences that may results from an investment in the offering. Copies of these documents can be obtained free of charge from www.sec.gov or investors.belpointeoz.com or from any broker-dealer participating in the offering. The information in this communication should not be relied upon as investment or tax advice. You should consult with your own investment and tax advisers concerning the federal, state and local income tax consequences of purchasing, owning or disposing of securities in the offering, and of Belpointe OZ's election to qualify as a partnership and qualified opportunity fund for federal income tax purposes. There is no guarantee that Belpointe OZ will continue to qualify as a partnership or qualified opportunity fund. Past performance is not an indicator or a guarantee of future performance. An investment in the offering to which this communication relates involves a high degree of risk, including a complete loss of your investment, and may not be suitable for all investors. The price of Belpointe OZ's securities will fluctuate in market value and may trade above or below net asset value. Brokerage commissions and expenses will reduce returns. The offering to which this communication relates is being made on a best-efforts basis on behalf of Belpointe OZ through Emerson Equity, LLC, Member FINRA, SIPC, as managing broker-dealer.
©2024 Belpointe PREP, LLC. All rights reserved.

Narrator: "While enjoying potentially tax free growth on your investment."


INVEST YOUR CAPITAL GAINS
DEFER TAXES UNTIL APRIL 2027
ENJOY TAX-FREE GROWTH
PUBLICLY TRADED
BELPOINTEOZ.COM
Deferred capital gains taxes are recognized on the earlier of the date on which (i) an investor files their December 31, 2026 year-end tax return, generally due April 15, 2027, or (ii) an inclusion event occurs, such as the date on which an investor sells its qualified opportunity fund investment. The information in this communication is for illustrative, educational and informational purposes only and is subject to change. Nothing in this communication is or should be construed as an offer to sell or the solicitation of an offer to buy any securities. Offers may only be made by means of a prospectus. Belpointe PREP, LLC ("Belpointe OZ") has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Prior to making an investment decision, you should read Belpointe OZ's prospectus (including the section entitled, "Material U.S. Federal Income Tax Considerations") and the other documents that it has filed with the SEC in their entirety, and carefully consider its investment objectives and strategy, risk factors, fees and expenses and any tax consequences that may results from an investment in the offering. Copies of these documents can be obtained free of charge from www.sec.gov or investors.belpointeoz.com or from any broker-dealer participating in the offering. The information in this communication should not be relied upon as investment or tax advice. You should consult with your own investment and tax advisers concerning the federal, state and local income tax consequences of purchasing, owning or disposing of securities in the offering, and of Belpointe OZ's election to qualify as a partnership and qualified opportunity fund for federal income tax purposes. There is no guarantee that Belpointe OZ will continue to qualify as a partnership or qualified opportunity fund. Past performance is not an indicator or a guarantee of future performance. An investment in the offering to which this communication relates involves a high degree of risk, including a complete loss of your investment, and may not be suitable for all investors. The price of Belpointe OZ's securities will fluctuate in market value and may trade above or below net asset value. Brokerage commissions and expenses will reduce returns. The offering to which this communication relates is being made on a best-efforts basis on behalf of Belpointe OZ through Emerson Equity, LLC, Member FINRA, SIPC, as managing broker-dealer.
©2024 Belpointe PREP, LLC. All rights reserved.

Narrator: "Unlike other funds Belpointe OZ is unique. We're publicly traded."


FLAGSHIP ASSET LEASING UP
BELPOINTEOZ.COM
Deferred capital gains taxes are recognized on the earlier of the date on which (i) an investor files their December 31, 2026 year-end tax return, generally due April 15, 2027; or (ii) an inclusion event occurs, such as the date on which an investor sells its qualified opportunity fund investment. The information in this communication is for illustrative, educational and informational purposes only and is subject to change. Nothing in this communication is or should be construed as an offer to sell or the solicitation of an offer to buy any securities. Offers may only be made by means of a prospectus. Belpointe PREP, LLC ("Belpointe OZ") has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Prior to making an investment decision, you should read Belpointe OZ's prospectus (including the section entitled, "Material U.S. Federal Income Tax Considerations") and the other documents that it has filed with the SEC in their entirety, and carefully consider its investment objectives and strategy, risk factors, fees and expenses and any tax consequences that may results from an investment in the offering. Copies of these documents can be obtained free of charge from www.sec.gov or investors.belpointeoz.com or from any broker-dealer participating in the offering. The information in this communication should not be relied upon as investment or tax advice. You should consult with your own investment and tax advisers concerning the federal, state and local income tax consequences of purchasing, owning or disposing of securities in the offering, and of Belpointe OZ's election to qualify as a partnership and qualified opportunity fund for federal income tax purposes. There is no guarantee that Belpointe OZ will continue to qualify as a partnership or qualified opportunity fund. Past performance is not an indicator or a guarantee of future performance. An investment in the offering to which this communication relates involves a high degree of risk, including a complete loss of your investment, and may not be suitable for all investors. The price of Belpointe OZ's securities will fluctuate in market value and may trade above or below net asset value. Brokerage commissions and expenses will reduce returns. The offering to which this communication relates is being made on a best-efforts basis on behalf of Belpointe OZ through Emerson Equity, LLC, Member FINRA, SIPC, as managing broker-dealer.
©2024 Belpointe PREP, LLC. All rights reserved.

Narrator: "And already have one multifamily community leasing up in the heart of Sarasota Florida."



FLAGSHIP ASSET LEASING UP
BELPOINTEOZ.COM
Deferred capital gains taxes are recognized on the earlier of the date on which (i) an investor files their December 31, 2026 year-end tax return, generally due April 15, 2027, or (ii) an inclusion event occurs, such as the date on which an investor sells its qualified opportunity fund investment. The information in this communication is for illustrative, educational and informational purposes only and is subject to change. Nothing in this communication is or should be construed as an offer to sell or the solicitation of an offer to buy any securities. Offers may only be made by means of a prospectus. Belpointe PREP, LLC ("Belpointe OZ") has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Prior to making an investment decision, you should read Belpointe OZ's prospectus (including the section entitled, "Material U.S. Federal Income Tax Considerations") and the other documents that it has filed with the SEC in their entirety, and carefully consider its investment objectives and strategy, risk factors, fees and expenses and any tax consequences that may results from an investment in the offering. Copies of these documents can be obtained free of charge from www.sec.gov or investors.belpointeoz.com or from any broker-dealer participating in the offering. The information in this communication should not be relied upon as investment or tax advice. You should consult with your own investment and tax advisers concerning the federal, state and local income tax consequences of purchasing, owning or disposing of securities in the offering, and of Belpointe OZ's election to qualify as a partnership and qualified opportunity fund for federal income tax purposes. There is no guarantee that Belpointe OZ will continue to qualify as a partnership or qualified opportunity fund. Past performance is not an indicator or a guarantee of future performance. An investment in the offering to which this communication relates involves a high degree of risk, including a complete loss of your investment, and may not be suitable for all investors. The price of Belpointe OZ's securities will fluctuate in market value and may trade above or below net asset value. Brokerage commissions and expenses will reduce returns. The offering to which this communication relates is being made on a best-efforts basis on behalf of Belpointe OZ through Emerson Equity, LLC, Member FINRA, SIPC, as managing broker-dealer.
©2024 Belpointe PREP, LLC. All rights reserved.

Narrator: "And another community well on its way to completion."


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Opportunity Zones offer significant tax benefits that can make investing even more lucrative. You may be eligible for deferral of capital gains taxes, reduced tax liability, and even tax-free growth.
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November 2024
BELPOINTEOZ.COM
Deferred capital gains taxes are recognized on the earlier of the date on which (i) an investor files their December 31, 2026 year-end tax return, generally due April 15, 2027, or (ii) an inclusion event occurs, such as the date on which an investor sells its qualified opportunity fund investment. The information in this communication is for illustrative, educational and informational purposes only and is subject to change. Nothing in this communication is or should be construed as an offer to sell or the solicitation of an offer to buy any securities. Offers may only be made by means of a prospectus. Belpointe PREP, LLC ("Belpointe OZ") has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Prior to making an investment decision, you should read Belpointe OZ's prospectus (including the section entitled, "Material U.S. Federal Income Tax Considerations") and the other documents that it has filed with the SEC in their entirety, and carefully consider its investment objectives and strategy, risk factors, fees and expenses and any tax consequences that may results from an investment in the offering. Copies of these documents can be obtained free of charge from www.sec.gov or investors.belpointeoz.com or from any broker-dealer participating in the offering. The information in this communication should not be relied upon as investment or tax advice. You should consult with your own investment and tax advisers concerning the federal, state and local income tax consequences of purchasing, owning or disposing of securities in the offering, and of Belpointe OZ's election to qualify as a partnership and qualified opportunity fund for federal income tax purposes. There is no guarantee that Belpointe OZ will continue to qualify as a partnership or qualified opportunity fund. Past performance is not an indicator or a guarantee of future performance. An investment in the offering to which this communication relates involves a high degree of risk, including a complete loss of your investment, and may not be suitable for all investors. The price of Belpointe OZ's securities will fluctuate in market value and may trade above or below net asset value. Brokerage commissions and expenses will reduce returns. The offering to which this communication relates is being made on a best-efforts basis on behalf of Belpointe OZ through Emerson Equity, LLC, Member FINRA, SIPC, as managing broker-dealer.
©2024 Belpointe PREP, LLC. All rights reserved.

Narrator: "Visit belpointeoz.com to learn more and download our comprehensive white paper today."